                                                                    EXHIBIT 10.6

                            1996 AMENDMENT AGREEMENT



     This 1996 Amendment Agreement is entered into as of this 14th day of May, 1996, by and among the individuals and entities listed on the signature pages hereof.

     Reference is made to the Investment and Stockholders' Agreement dated as of February 7, 1994 (the "Stockholders' Agreement"), as amended by the Letter Agreement dated March 14, 1994, the Amendment Agreement dated as of July 8, 1994 (the "Amendment Agreement") and the Investment Agreement dated as of July 8, 1994, and the Voting Agreement dated as of July 8, 1994 (the "Voting Agreement").

     The undersigned agree that the Stockholders' Agreement is amended by deleting Article 7 thereof, with such amendment to be effective upon, and in all events subject to completion of, the initial public offering of ANSYS, Inc. (the "IPO").

     The parties further agree that the Voting Agreement shall terminate, effective upon, and in all events subject to the completion of, the IPO, the vote contemplated by such Voting Agreement being inapplicable to public companies, and accordingly that the requirement of a vote as contemplated thereby in connection with the vesting of Dr. Swanson's stock upon a sale of ANSYS, Inc. as referred to in various sections of the Amendment Agreement shall be deemed deleted upon termination of the Voting Agreement. Further, it is agreed that subject to and effective only upon the IPO, vesting of Unvested Swanson Stock (as defined) upon a sale of ANSYS, Inc. shall occur upon a "Sale Event" as defined in Exhibit A hereto, without reference to shares owned or held
                     ---------
by TA Investors and their Permitted Transferees (each as defined), and all relevant references in the documents referred to above (e.g., Section 6 of

Exhibit A to the Amendment Agreement) and the documents referred to therein
- ---------
shall be deemed modified accordingly at such time. Finally, it is acknowledged that paragraph 9.1(b) in Section 6 of Exhibit A to the Amendment Agreement has
                                      ---------
been amended by separate letter in the form attached as Exhibit B hereto.
                                                        ---------

     Except as modified hereby, the Investment Agreement remains in full force and effect to the extent provided under the terms thereof.

     This instrument may be executed in any number of counterparts.
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     EXECUTED as of the date set forth above.

                                       ANSYS, INC.


                                       By: /s/ Peter J. Smith
                                          --------------------------------------
                                          Name:  Peter J. Smith
                                          Title:  President


                                       /s/ Peter J. Smith
                                       -----------------------------------------
                                       Peter J. Smith


                                       /s/ Dr. John A. Swanson
                                       -----------------------------------------
                                       Dr. John A. Swanson


                                       /s/ Marcia S. Morton
                                       -----------------------------------------
                                       Ms. Marcia S. Morton


                                       /s/ Samuel P. Geisberg
                                       -----------------------------------------
                                       Samuel P. Geisberg


                                       /s/ Steven C. Walske
                                       -----------------------------------------
                                       Steven C. Walske


                                       /s/ Louis J. Volpe
                                       -----------------------------------------
                                       Louis J. Volpe

                                  TA INVESTORS
                                  ------------


ADVENT ATLANTIC AND PACIFIC            ADVENT NEW YORK L.P.
 II LIMITED PARTNERSHIP

By: TA Associates AAP II Partners,     By: TA Associates VI L.P.,
    its General Partner                    its General Partner
By: TA Associates, Inc.,               By:  TA Associates, Inc.,
    its General Partner                     its General Partner

              *                                       *
    --------------------------------        -------------------------------
    Roger B. Kafker                         Roger B. Kafker
    Principal                               Principal


CHESTNUT CAPITAL                       TA VENTURE INVESTORS
 INTERNATIONAL III L.P.                 LIMITED PARTNERSHIP

By: TA Associates VI L.P.,
    its Attorney-in-Fact
By: TA Associates, Inc.,
    its General Partner

              *                                       *
    --------------------------------        -------------------------------
    Roger B. Kafker                         Roger B. Kafker
    Principal                               Principal


ADVENT INDUSTRIAL II                   ADVENT VII L.P.
 LIMITED PARTNERSHIP

By: TA Associates VI L.P.,             By: TA Associates VII L.P.,
    its General Partner                    its General Partner
By: TA Associates, Inc.,               By: TA Associates, Inc.,
    its General Partner                    its General Partner

              *                                       *
    --------------------------------        -------------------------------
    Roger B. Kafker                         Roger B. Kafker
    Principal                               Principal

CHESTNUT III LIMITED PARTNERSHIP

By: TA Associates VI L.P.,
    its Attorney-in-Fact
By: TA Associates, Inc.,
    its General Partner

              *                             /s/ Roger B. Kafker
    --------------------------------        -------------------------------
    Roger B. Kafker                         Roger B. Kafker
    Principal                               Principal

                                   Exhibit A
                                   ---------


          "Sale Event" shall mean any of the following transactions: (a) the
           ----------
dissolution or liquidation of ANSYS, Inc.; (b) the sale of all or substantially all of the assets of ANSYS, Inc. and its subsidiaries to another person or entity; or (c) the sale of all of the outstanding stock of ANSYS, Inc. to an unrelated person or entity in a merger transaction or otherwise.